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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 18, 2002




                                INTERVOICE, INC.
             (Exact name of registrant as specified in its charter)


              Texas                        0-13616              75-1927578
  (State or other jurisdiction           (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)


                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 19, 2002, Intervoice, Inc. (the "Company") issued a press release announcing information relating to: (1) the closing of the credit facility that the Company disclosed in its Form 8-K filed on August 29, 2002;
(2) the funding under the $10 million three-year term loan portion of the credit facility; and (3) the transfer of proceeds of the term loan to the holders of the Company's convertible notes to redeem all of its outstanding convertible notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           Not applicable.

    (b)    PRO FORMA FINANCIAL INFORMATION.

           Not applicable.

    (c)    EXHIBITS.

99.1 Press Release dated September 19, 2002, announcing information relating to: (1) the closing of the credit facility that the Company disclosed in its Form 8-K filed on August 29, 2002; (2) the funding under the $10 million three-year term loan portion of the credit facility; and (3) the transfer of proceeds of the term loan to the holders of the Company's convertible notes to redeem all of its outstanding convertible notes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERVOICE, INC.


                                         By:      /s/ Dean C. Howell
                                         ---------------------------------------
                                                  Dean C. Howell
                                                  Executive Vice President and
Date:    September 19, 2002                       General Counsel


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                                INDEX TO EXHIBITS

Item
Number           Exhibit
------           -------
99.1             Press Release dated September 19, 2002, announcing information relating to: (1) the closing of the credit facility that the
                 Company disclosed in its Form 8-K filed on August 29, 2002; (2)
                 the funding under the $10 million three-year term loan portion of the credit facility; and (3) the transfer of proceeds of the term loan to the holders of the Company's convertible notes to redeem all of its outstanding convertible notes.


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